                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 19, 2003
                            ------------------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       DELAWARE                        1-9516                           13-3398766
       --------                       --------                          ----------
  (State of Organization)      (Commission File Number)    (IRS Employer Identification Number)


                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
                     ---------------------------------------
         (Address of Registrant's Principal Executive Office (Zip Code)

                                 (914) 242-7700
                               ------------------
              (Registrant's telephone number, including area code)


                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS

                  On November 19, 2003 American Real Estate Partners, L.P. issued a press release announcing comments on trading activity. Reference is made to the press release, dated November 19, 2003, annexed hereto as Exhibit 99.8 for information regarding the announcement.

ITEM 7.    EXHIBITS

           Description of Document


Exhibit No.

   99.8 - Press release, dated November 19, 2003 - American Real Estate Partners, L.P., Comments on Trading Activity.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      AMERICAN REAL ESTATE PARTNERS, L.P.
                      (Registrant)

                      By:  American Property Investors, Inc.
                           General Partner

                      By:  /s/ John P. Saldarelli
                           -----------------------------------------
                           John P. Saldarelli
                           Chief Financial Officer, Secretary and Treasurer

Date:  November 21, 2003

                           EXHIBIT INDEX

Exhibit Number        Description                                    Page No.
--------------        -----------                                    --------
      99.8                 Press Release dated November 19, 2003          1










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